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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ________________


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                           _________________________

       Date of Report (Date of earliest event reported):  March 25, 2002



                         COMMISSION FILE NUMBER 1-9533


                        WORLD FUEL SERVICES CORPORATION
            (Exact name of registrant as specified in its charter)


                 Florida                                       59-2459427
(State or other jurisdiction of incorporation)     (I.R.S. Employer Identification No.)


  700 South Royal Poinciana Blvd., Suite 800                     33166
          Miami Springs, Florida                              (Zip Code)
  (Address of principal executive offices)

      Registrant's telephone number, including area code: (305) 884-2001
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Item 4. Changes in Registrant's Certifying Accountants

     Effective March 25, 2002, the Board of Directors of World Fuel Services Corporation ("World Fuel"), upon the recommendation of its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Andersen") as World Fuel's independent public accountants and engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as World Fuel's independent public accountants. PricewaterhouseCoopers will perform an audit and issue its report on World Fuel's consolidated financial statements for the fiscal year ending March 31, 2002.

     Andersen's reports on World Fuel's consolidated financial statements for each of the fiscal years ended March 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on World Fuel's consolidated financial statements for such years, or in the case of interim reports for the current fiscal year, for such quarters, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     World Fuel provided Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16 is a copy of Andersen's letter, dated March 25, 2002, stating its agreement with such statements.

     During the fiscal years ended March 31, 2001 and 2000 and through the date hereof, World Fuel did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on World Fuel's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.  Description
          -----------  -----------

              16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DATE: March 25, 2002          WORLD FUEL SERVICES CORPORATION

                              /s/ Jerrold Blair
                              ----------------------------------------------
                              JERROLD BLAIR
                              CHAIRMAN and CHIEF EXECUTIVE OFFICER


                              /s/ Carlos A. Abaunza
                              ---------------------------------------------
                              CARLOS A. ABAUNZA
                              CHIEF FINANCIAL OFFICER and TREASURER
                              (Principal Financial and Accounting Officer)

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